Law Offices
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                              18th & Cherry Streets
                           Philadelphia, PA 19103-6996
                            Telephone: (215) 988-2700
                               Fax: (215) 988-2757
                                November 29, 1999

The RBB Fund, Inc.
Bellevue Park Corporate Center
400 Bellevue Parkway, Suite 100
Wilmington, Delaware  19809

                  RE: SHARES REGISTERED BY POST-EFFECTIVE AMENDMENT NO. 70 TO REGISTRATION STATEMENT ON FORM N-1A
                           (FILE NO. 33-20827)

Ladies and Gentlemen:

                  We have acted as counsel to The RBB Fund, Inc. (the "Company") in connection with the preparation and filing with the Securities and Exchange Commission of Post-Effective Amendment No. 70 (the "Amendment") to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"). The Board of Directors of the Company has authorized the issuance and sale by the Company of the following classes and numbers of shares of common stock, $.001 par value per share (collectively, the "Shares"), with respect to the Company's Money Market, Municipal Money Market, Government Obligations Money Market, New York Municipal Money Market, Government Securities, Boston Partners Large Cap Value, Boston Partners Mid Cap Value, Boston Partners Bond, Boston Partners Micro Cap Value, Boston Partners Market Neutral, Boston Partners Long-Short Equity and Schneider Small Cap Value
Portfolios:

  PORTFOLIO             CLASS                  AUTHORIZED SHARES

Money Market         Class L                      1.5 billion
                     Class G                      500 million
                     Class Janney Money           3 billion
                     Class Select                 700 million
                     Class I                      1.5 billion
                     Class Principal Money        700 million
                     Class Delta 1                1 million
                     Class Epsilon 1              1 million
                     Class Zeta 1                 1 million
                     Class Eta 1                  1 million
                     Class Theta 1                1 million

   PORTFOLIO                       CLASS                  AUTHORIZED SHARES

Municipal Money Market         Class M                      500 million
                               Class H                      500 million
                               Class Janney Muni            200 million
                               Class J                      500 million
                               Class Beta 2                 1 million
                               Class Gamma 2                1 million
                               Class Delta 2                1 million
                               Class Epsilon 2              1 million
                               Class Zeta 2                 1 million
                               Class Eta 2                  1 million
                               Class Theta 2                1 million

Gov't Obligations Money        Class N                      500 million
                               Class Janney Government      700 million
                               Class K                      500 million
                               Class Beta 3                 1 million
                               Class Gamma3                 1 million
                               Class Delta 3                1 million
                               Class Epsilon 3              1 million
                               Class Zeta 3                 1 million
                               Class Eta 3                  1 million
                               Class Theta 3                1 million

New York Municipal Money       Class O                      500 million
                               Class Janney N.Y.            100 million
                               Class Beta 4                 1 million
                               Class Gamma 4                1 million
                               Class Delta 4                1 million
                               Class Epsilon 4              1 million
                               Class Zeta 4                 1 million
                               Class Eta 4                  1 million
                               Class Theta 4                1 million

Government Securities          Class P                      100 million

Boston Partners Large Cap      Class QQ                     100 million
                               Class RR                     100 million
                               Class SS                     100 million

Boston Partners Mid Cap        Class UU                     100 million
                               Class TT                     100 million

      PORTFOLIO                           CLASS            AUTHORIZED SHARES

Boston Partners Market Neutral           Class III            100 million
                                         JJJ                  100 million

Boston Partners Long-Short Equity        KKK                  100 million
                                         LLL                  100 million

Boston Partners Bond                     Class VV             100 million
                                         Class WW             100 million

Boston Partners Micro Cap                Class DDD            100 million
                                         Class EEE            100 million

Schneider Small Cap Value                Class YY             100 million

                  We have reviewed the Company's Certificate of Incorporation, ByLaws, resolutions of its Board of Directors, and such other legal and factual matters as we have deemed appropriate. This opinion is based exclusively on the Maryland General Corporation Law and the federal law of the United States of America.

                  We assume that, prior to the effectiveness of the Amendment under the 1933 Act, the Company will have filed with the Maryland Department of Assessments and Taxation all necessary documents (the "Documents") to authorize, classify and establish the Shares.


                  Based upon and subject to the foregoing, it is our opinion that the Shares, when issued for payment as described in the Company's Prospectuses offering the Shares and in accordance with the Company's Articles of Incorporation and the Documents for not less than $.001 per share, will be legally issued, fully paid and non-assessable by the Company.

                  We hereby consent to the filing of this opinion as an exhibit to Post-Effective Amendment No. 70 to the Company's Registration Statement.

                                              Very truly yours,

                                              /S/  DRINKER BIDDLE & REATH LLP

                                              DRINKER BIDDLE & REATH LLP